UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 28, 2005
(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24647 (Commission file number)	77-0328533 (I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 235-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01. Regulation FD Disclosure.

     On March 28, 2005, Terayon Communication Systems, Inc. (Terayon) issued a press release that announced that it added significant new digital advertising insertion capabilities for its DM 6400 Network CherryPicker™ platform.

     On March 29, 2005, Terayon issued a press release that announced it today introduced its introduced its new TJ 855 cable modem gateway with integrated 802.11g Wi-Fi® wireless networking, enabling cable operators to generate new, incremental service revenues by easily and remotely configuring and managing their subscribers’ broadband access and wireless networking services within the home..

ITEM 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit 99.1	Terayon Digital Ad Insertion Capabilities Help Digital Video Service Providers Generate More Advertising Revenue
Exhibit 99.2	Terayon Introduces New Wi-Fi-Enabled TJ 855 Cable Modem Gateway

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.
By:	/s/ Mark Richman
Mark Richman
Chief Financial Officer

Date: March 30, 2005

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INDEX TO EXHIBITS

Exhibit
No.	Description
99.1	Terayon Digital Ad Insertion Capabilities Help Digital Video Service Providers Generate More Advertising Revenue
99.2	Terayon Introduces New Wi-Fi-Enabled TJ 855 Cable Modem Gatew